UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22216

GAMCO Natural Resources, Gold & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO Natural Resources, Gold & Income Trust

Annual Report — December 31, 2019

(Y)our Portfolio Management Team

Caesar M. P. Bryan Vincent Hugonnard-Roche

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) total return of the GAMCO Natural Resources, Gold & Income Trust (the Fund) was 19.0%, compared with total returns of 15.7% and 52.9% for the Chicago Board Options Exchange (CBOE) Standard & Poor’s (S&P) 500 Buy/Write Index and the Philadelphia Gold & Silver (XAU) Index, respectively. The total return for the Fund’s publicly traded shares was 33.6%. The Fund’s NAV per share was $6.16, while the price of the publicly traded shares closed at $5.96 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)
				Since
				Inception
	1 Year	3 Year	5 Year	(01/27/11)
GAMCO Natural Resources, Gold & Income Trust
NAV Total Return (b)	19.04%	4.39%	2.99%	(2.38)%
Investment Total Return (c)	33.64	6.05	4.65	(2.81)
CBOE S&P 500 Buy/Write Index	15.68	7.58	7.00	7.05
XAU Index	52.88	11.58	10.10	(5.67)(d)
Dow Jones U.S. Basic Materials Index	19.76	7.89	5.75	5.07(d)
S&P Global Agribusiness Equity Index	21.78	7.54	4.46	4.68(d)

(a)  Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies. The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials sector of the U.S. equity market. The S&P Global Agribusiness Equity Index is designed to provide exposure to twenty-four of the largest publicly traded agribusiness companies, comprised of a mix of Producers, Distributors & Processors, and Equipment & Materials Suppliers companies. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)   Total returns and average returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

(d)  From January 31, 2011, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments before options written as of December 31, 2019:

GAMCO Natural Resources, Gold & Income Trust

Long Positions

Metals and Mining	44.0%
Energy and Energy Services	18.9%
U.S. Government Obligations	13.6%
Health Care	6.3%
Agriculture	5.4%
Machinery	5.2%
Food and Beverage	3.9%
Specialty Chemicals	2.7%
Exchange Traded Call Options Purchased	0.0%*

100.0%

*	Amount represents less than 0.05%.

Short Positions

Call Options Written	(5.0)%
Put Options Written	(0.0	)%**

	(5.0)%

**	Amount represents greater than (0.05)%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments — December 31, 2019

			Market
Shares		Cost	Value

	COMMON STOCKS — 85.9%
	Agriculture — 5.4%
77,000	Archer-Daniels-Midland Co.(a)	$3,835,720	$3,568,950
30,500	Bunge Ltd.(a)	2,448,709	1,755,275
74,990	Nutrien Ltd.(a)	5,008,378	3,592,771

		11,292,807	8,916,996

	Energy and Energy Services — 18.9%
11,400	Apache Corp.(a)	934,938	291,726
13,500	Baker Hughes Co.(a)	772,010	346,005
42,000	BP plc, ADR(a)	1,916,959	1,585,080
15,800	Cabot Oil & Gas Corp.(a)	441,699	275,078
26,000	Chevron Corp.(a)	3,327,635	3,133,260
3,100	Cimarex Energy Co.	295,921	162,719
6,000	Concho Resources Inc.(a)	765,214	525,420
6,800	ConocoPhillips	462,412	442,204
6,200	Devon Energy Corp.(a)	405,864	161,014
4,000	Diamondback Energy Inc.	414,723	371,440
61,500	Eni SpA	1,180,863	955,164
13,200	EOG Resources Inc.(a)	1,569,729	1,105,632
60,500	Exxon Mobil Corp.(a)	5,423,777	4,221,690
17,300	Halliburton Co.(a)	982,846	423,331
5,500	Helmerich & Payne Inc.	411,910	249,865
4,700	Hess Corp.(a)	322,465	314,007
6,500	HollyFrontier Corp.	464,815	329,615
56,982	Kinder Morgan Inc.(a)	1,275,173	1,206,309
25,000	Marathon Oil Corp.	535,605	339,500
18,495	Marathon Petroleum Corp.(a)	1,289,625	1,114,324
18,500	Noble Energy Inc.(a)	726,242	459,540
4,098	Occidental Petroleum Corp.(a)	191,991	168,879
12,000	ONEOK Inc.	864,240	908,040
11,500	Phillips 66(a)	1,344,982	1,281,215
4,900	Pioneer Natural Resources Co.(a)	963,874	741,713
110,500	Royal Dutch Shell plc, Cl. A	3,758,769	3,271,353
32,070	Schlumberger Ltd.(a)	2,462,173	1,289,214
21,000	Suncor Energy Inc.(a)	840,549	688,800
15,000	Sunoco LP	305,466	459,000
17,000	TechnipFMC plc	566,433	364,480
39,500	The Williams Companies Inc.(a)	1,791,218	936,940
36,500	TOTAL SA, ADR(a)	2,248,088	2,018,450
12,300	Valero Energy Corp.(a)	1,411,863	1,151,895

		40,670,071	31,292,902

	Food and Beverage — 3.9%
79,532	Mowi ASA	1,922,166	2,067,272
15,000	Pilgrim’s Pride Corp.†	491,025	490,725
42,000	Tyson Foods Inc., Cl. A(a)	3,640,320	3,823,680

		6,053,511	6,381,677

			Market
Shares		Cost	Value

	Health Care — 6.3%
13,400	IDEXX Laboratories Inc.†(a)	$3,649,541	$3,499,142
53,000	Zoetis Inc.(a)	6,506,776	7,014,550

		10,156,317	10,513,692

	Machinery — 5.2%
22,500	AGCO Corp.	1,736,903	1,738,125
147,300	CNH Industrial NV(a)	1,997,451	1,620,300
24,300	Deere & Co.(a)	4,262,423	4,210,218
70,000	Kubota Corp.	1,440,535	1,111,960

		9,437,312	8,680,603

	Metals and Mining — 43.5%
96,700	Agnico Eagle Mines Ltd.(a)	4,142,224	5,957,687
653,416	Alamos Gold Inc., Cl. A(a)	4,962,665	3,933,564
79,000	AngloGold Ashanti Ltd., ADR(a)	1,587,991	1,764,860
715,600	B2Gold Corp.	2,565,276	2,869,556
331,444	Barrick Gold Corp.(a)	5,327,237	6,161,544
475,000	Belo Sun Mining Corp.†	360,402	186,554
28,000	BHP Group Ltd., ADR(a)	1,492,530	1,531,880
875,000	Centamin plc	1,581,172	1,471,971
355,000	Continental Gold Inc.†	1,093,147	1,462,593
189,000	Detour Gold Corp.†	2,352,790	3,659,050
58,000	Endeavour Mining Corp.†	1,150,455	1,095,637
225,000	Evolution Mining Ltd.	656,849	599,996
100,000	Fortuna Silver Mines Inc.†	524,835	408,000
49,600	Franco-Nevada Corp.(a)	4,155,988	5,123,680
146,274	Fresnillo plc	2,914,558	1,240,425
264,500	Harmony Gold Mining Co. Ltd., ADR†	844,258	960,135
481,500	Hochschild Mining plc	1,654,915	1,167,172
25,500	Kirkland Lake Gold Ltd.	1,233,323	1,123,785
10,000	Labrador Iron Ore Royalty Corp.	182,294	189,596
45,000	MAG Silver Corp.†(a)	609,759	532,800
185,952	Newcrest Mining Ltd.	3,885,798	3,947,761
149,356	Newmont Goldcorp Corp.(a)	5,923,428	6,489,518
67,085	Northern Dynasty Minerals Ltd.†	142,578	28,712
268,894	Northern Star Resources Ltd.	1,949,964	2,134,154
359,975	OceanaGold Corp.	1,294,575	706,893
116,100	Osisko Gold Royalties Ltd.	1,513,383	1,128,322
39,100	Pan American Silver Corp.	1,684,131	926,279
600,000	Perseus Mining Ltd.†	1,878,228	488,418
176,275	Pretium Resources Inc.†	1,660,757	1,961,941
51,000	Rio Tinto plc, ADR(a)	3,054,743	3,027,360
16,400	Royal Gold Inc.(a)	1,867,716	2,004,900
275,000	Saracen Mineral Holdings Ltd.†	553,800	638,767
100,000	SEMAFO Inc.†	361,015	207,924
57,500	SSR Mining Inc.†	898,028	1,107,450
72,000	Torex Gold Resources Inc.†	1,579,169	1,137,761

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2019

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
165,850	Wheaton Precious Metals Corp.(a)	$4,492,960	$4,934,038

		72,132,941	72,310,683

	Specialty Chemicals — 2.7%
26,000	CF Industries Holdings Inc.(a)	1,396,966	1,241,240
20,000	FMC Corp.(a)	1,970,200	1,996,400
58,500	The Mosaic Co.(a)	2,896,352	1,265,940

		6,263,518	4,503,580

	TOTAL COMMON STOCKS	156,006,477	142,600,133

	RIGHTS — 0.0%
	Metals and Mining — 0.0%
90,000	Pan American Silver Corp., CVR†	20,700	67,500

Principal
Amount

	CONVERTIBLE CORPORATE BONDS — 0.5%
	Metals and Mining — 0.5%
$ 200,000	Fortuna Silver Mines Inc. 4.650%, 10/31/24(b)(c)	200,000	225,204
350,000	Osisko Gold Royalties Ltd. 4.000%, 12/31/22	273,022	272,645
350,000	Pretium Resources Inc. 2.250%, 03/15/22	350,000	364,035

		823,022	861,884

	TOTAL CONVERTIBLE CORPORATE BONDS	823,022	861,884

	U.S. GOVERNMENT OBLIGATIONS — 13.6%
22,597,000	U.S. Treasury Bills, 1.487% to 1.888%††, 01/16/20 to 03/26/20(d)	22,550,344	22,555,261

	PURCHASED OPTIONS — 0.0%	14,853	2,470

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN — 100.0%		$179,415,396	166,087,248

OPTIONS WRITTEN — (5.0)%
(Premiums received $6,807,096)			(8,306,543)

Other Assets and Liabilities (Net)			221,281

PREFERRED STOCK
(1,173,302 preferred shares outstanding)			(29,332,550)

NET ASSETS — COMMON STOCK
(20,902,112 common shares outstanding)	$128,669,436

NET ASSET VALUE PER COMMON SHARE
($128,669,436 ÷ 20,902,112 shares outstanding)	$6.16

(a)	Securities, or a portion thereof, with a value of $80,125,108 were deposited with the broker as collateral for options written.
(b)

At December 31, 2019, the Fund held an investment in a restricted and illiquid security amounting to $225,204 or 0.14% of total investments before options written, which were valued under methods approved by the Board of Trustees as follows:

12/31/19
Acquisition				Carrying
Principal		Acquisition	Acquisition	Value
Amount	Issuer	Date	Cost	Per Bond
$200,000	Fortuna Silver Mines Inc., 4.650%, 10/31/24	09/25/19	$200,000	$1,126.0200
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	At December 31, 2019, $13,005,000 of the principal amount was pledged as collateral for options written.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

Geographic Diversification	% of Total Investments*	Market Value

Long Positions
North America	79.7%	$132,317,759
Europe	9.9	16,381,431
Asia/Pacific	6.0	10,047,869
Latin America	2.1	3,503,234
South Africa	1.6	2,724,995
Japan	0.7	1,111,960

Total Investments — Long Positions	100.0%	$166,087,248

Short Positions
North America	(4.8)%	$(7,995,771)
Europe	(0.1)	(196,026)
Asia/Pacific	(0.1)	(68,910)
Japan	(0.0)**	(45,836)

Total Investments — Short Positions	(5.0)%	$(8,306,543)

*	Total investments exclude options written.
**	Amount represents greater than (0.05)%.

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2019

As of December 31, 2019, options purchased outstanding were as follows:

	Number of	Notional		Exercise	Expiration	Market
Description	Contracts	Amount		Price	Date	Value
Exchange Traded Call Options Purchased — 0.0%
Newmont Goldcorp Corp.	260	USD	1,129,700	USD 55.00	03/20/20	$2,470

TOTAL EXCHANGE TRADED CALL OPTIONS PURCHASED						$2,470

As of December 31, 2019, options written outstanding were as follows:

		Number of	Notional		Exercise		Expiration	Market
Description	Counterparty	Contracts	Amount		Price		Date	Value
OTC Call Options Written — (3.8)%
AGCO Corp.	Pershing LLC	75	USD	579,375	USD	67.50	01/17/20	$75,300
AGCO Corp.	Pershing LLC	75	USD	579,375	USD	80.00	03/20/20	20,480
Agnico Eagle Mines Ltd.	Pershing LLC	397	USD	2,445,917	USD	60.00	01/17/20	100,092
Agnico Eagle Mines Ltd.	Pershing LLC	390	USD	2,402,790	USD	60.00	02/21/20	148,524
Agnico Eagle Mines Ltd.	Pershing LLC	180	USD	1,108,980	USD	60.00	03/20/20	79,690
Alamos Gold Inc., Cl. A	Pershing LLC	2,180	USD	1,312,360	USD	7.00	01/17/20	4,698
Alamos Gold Inc., Cl. A	Pershing LLC	2,180	USD	1,312,360	USD	6.00	02/21/20	97,545
Alamos Gold Inc., Cl. A	Pershing LLC	680	USD	409,360	USD	6.00	03/20/20	37,181
Alamos Gold Inc., Cl. A	Pershing LLC	1,500	USD	903,000	USD	6.50	03/20/20	52,176
AngloGold Ashanti Ltd., ADR	Pershing LLC	400	USD	893,600	USD	22.00	06/19/20	118,070
Apache Corp.	Pershing LLC	57	USD	145,863	USD	25.00	01/17/20	7,756
Apache Corp.	Pershing LLC	57	USD	145,863	USD	22.50	03/20/20	23,045
Archer-Daniels-Midland Co.	Pershing LLC	250	USD	1,158,750	USD	42.00	01/17/20	110,611
Archer-Daniels-Midland Co.	Pershing LLC	250	USD	1,158,750	USD	42.00	02/21/20	110,258
Archer-Daniels-Midland Co.	Pershing LLC	250	USD	1,158,750	USD	45.00	03/20/20	58,228
B2Gold Corp.	Pershing LLC	1,315	USD	527,315	USD	3.50	01/17/20	71,387
B2Gold Corp.	Pershing LLC	1,700	USD	681,700	USD	3.70	02/21/20	84,995
B2Gold Corp.	Pershing LLC	700	USD	280,700	USD	3.75	02/21/20	32,866
B2Gold Corp.	Pershing LLC	2,400	USD	962,400	USD	3.75	03/20/20	130,498
B2Gold Corp.	Pershing LLC	1,041	USD	417,441	USD	3.75	04/17/20	62,474
Baker Hughes Co.	Pershing LLC	70	USD	179,410	USD	23.50	02/21/20	17,131
Baker Hughes Co.	Pershing LLC	65	USD	166,595	USD	24.00	03/20/20	15,276
Barrick Gold Corp.	Pershing LLC	1,000	USD	1,859,000	USD	19.00	01/17/20	27,642
Barrick Gold Corp.	Pershing LLC	334	USD	620,906	USD	19.50	01/17/20	5,127
Barrick Gold Corp.	Pershing LLC	717	USD	1,332,903	USD	17.00	02/21/20	134,426
Barrick Gold Corp.	Pershing LLC	483	USD	897,897	USD	17.50	02/21/20	72,793
BHP Group Ltd., ADR	Pershing LLC	100	USD	547,100	USD	53.00	01/17/20	19,777
BHP Group Ltd., ADR	Pershing LLC	90	USD	492,390	USD	47.50	02/21/20	66,621
BHP Group Ltd., ADR	Pershing LLC	90	USD	492,390	USD	53.25	03/20/20	20,568

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2019

		Number of	Notional		Exercise		Expiration	Market
Description	Counterparty	Contracts	Amount		Price		Date	Value
BP plc, ADR	Pershing LLC	140	USD	528,360	USD	38.00	01/17/20	$5,285
BP plc, ADR	Pershing LLC	140	USD	528,360	USD	40.00	02/21/20	2,209
BP plc, ADR	Pershing LLC	140	USD	528,360	USD	39.00	03/20/20	7,250
Bunge Ltd.	Pershing LLC	150	USD	863,250	USD	60.00	01/17/20	3,489
Bunge Ltd.	Pershing LLC	150	USD	863,250	USD	59.00	03/20/20	30,162
Cabot Oil & Gas Corp.	Pershing LLC	78	USD	135,798	USD	19.00	01/17/20	588
Cabot Oil & Gas Corp.	Pershing LLC	80	USD	139,280	USD	18.00	03/20/20	6,160
CF Industries Holdings Inc.	Pershing LLC	130	USD	620,620	USD	47.50	01/17/20	15,151
CF Industries Holdings Inc.	Pershing LLC	130	USD	620,620	USD	47.50	03/20/20	36,462
Chevron Corp.	Pershing LLC	80	USD	964,080	USD	119.00	01/17/20	21,829
Chevron Corp.	Pershing LLC	95	USD	1,144,845	USD	120.00	02/21/20	28,056
Chevron Corp.	Pershing LLC	85	USD	1,024,335	USD	120.00	03/20/20	32,793
Cimarex Energy Co.	Pershing LLC	15	USD	78,735	USD	50.00	02/21/20	7,141
Cimarex Energy Co.	Pershing LLC	16	USD	83,984	USD	52.00	04/17/20	8,232
CNH Industrial NV	Pershing LLC	493	USD	542,300	USD	11.00	01/17/20	14,502
CNH Industrial NV	Pershing LLC	490	USD	539,000	USD	11.00	02/21/20	25,179
CNH Industrial NV	Pershing LLC	490	USD	539,000	USD	11.00	03/20/20	31,318
Concho Resources Inc.	Pershing LLC	20	USD	175,140	USD	80.00	04/17/20	23,627
ConocoPhillips	Pershing LLC	50	USD	325,150	USD	57.50	01/17/20	38,330
ConocoPhillips	Pershing LLC	18	USD	117,054	USD	60.00	02/21/20	10,303
ConocoPhillips	Pershing LLC	45	USD	292,635	USD	62.50	03/20/20	20,710
Deere & Co.	Pershing LLC	85	USD	1,472,710	USD	170.00	01/17/20	44,633
Deere & Co.	Pershing LLC	85	USD	1,472,710	USD	170.00	02/21/20	73,381
Deere & Co.	Pershing LLC	85	USD	1,472,710	USD	170.00	03/20/20	85,710
Devon Energy Corp.	Pershing LLC	62	USD	161,014	USD	24.00	01/17/20	13,838
Devon Energy Corp.	Pershing LLC	63	USD	163,611	USD	22.00	04/17/20	30,230
Eni SpA	Morgan Stanley	40	EUR	276,920	EUR	14.25	01/17/20	603
Eni SpA	Morgan Stanley	43	EUR	297,689	EUR	14.15	02/21/20	3,887
Eni SpA	Morgan Stanley	40	EUR	276,920	EUR	14.13	03/20/20	5,639
EOG Resources Inc.	Pershing LLC	15	USD	125,640	USD	70.00	01/17/20	20,220
EOG Resources Inc.	Pershing LLC	52	USD	435,552	USD	77.50	01/17/20	32,871
EOG Resources Inc.	Pershing LLC	10	USD	83,760	USD	77.50	02/21/20	7,674
EOG Resources Inc.	Pershing LLC	55	USD	460,680	USD	77.50	03/20/20	47,594
Exxon Mobil Corp.	Pershing LLC	180	USD	1,256,040	USD	70.00	01/17/20	16,252
Exxon Mobil Corp.	Pershing LLC	27	USD	188,406	USD	72.50	01/17/20	437
Exxon Mobil Corp.	Pershing LLC	198	USD	1,381,644	USD	70.00	02/21/20	28,838
Exxon Mobil Corp.	Pershing LLC	200	USD	1,395,600	USD	70.00	03/20/20	38,789
FMC Corp.	Pershing LLC	100	USD	998,200	USD	97.50	03/20/20	59,743
FMC Corp.	Pershing LLC	100	USD	998,200	USD	95.00	04/17/20	79,338
Franco-Nevada Corp.	Pershing LLC	50	USD	516,500	USD	95.00	01/17/20	43,705
Franco-Nevada Corp.	Pershing LLC	54	USD	557,820	USD	97.50	01/17/20	34,472
Franco-Nevada Corp.	Pershing LLC	108	USD	1,115,640	USD	95.00	02/21/20	101,928
Franco-Nevada Corp.	Pershing LLC	54	USD	557,820	USD	100.00	02/21/20	29,877

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2019

		Number of	Notional		Exercise		Expiration	Market
Description	Counterparty	Contracts	Amount		Price		Date	Value
Franco-Nevada Corp.	Pershing LLC	230	USD	2,375,900	USD	100.00	03/20/20	$145,406
Halliburton Co.	Pershing LLC	87	USD	212,889	USD	20.00	01/17/20	39,162
Halliburton Co.	Pershing LLC	85	USD	207,995	USD	20.00	02/21/20	39,309
Harmony Gold Mining Co. Ltd., ADR	Pershing LLC	800	USD	290,400	USD	3.25	01/17/20	32,636
Harmony Gold Mining Co. Ltd., ADR	Pershing LLC	1,845	USD	669,735	USD	3.25	03/20/20	109,660
Helmerich & Payne Inc.	Pershing LLC	28	USD	127,204	USD	42.00	02/21/20	11,740
Helmerich & Payne Inc.	Pershing LLC	28	USD	127,204	USD	43.00	04/17/20	12,982
Hess Corp.	Pershing LLC	17	USD	113,577	USD	65.00	02/21/20	7,417
Hess Corp.	Pershing LLC	30	USD	200,430	USD	65.00	04/17/20	17,590
HollyFrontier Corp.	Pershing LLC	15	USD	76,065	USD	52.00	01/17/20	1,046
HollyFrontier Corp.	Pershing LLC	35	USD	177,485	USD	55.00	01/17/20	307
HollyFrontier Corp.	Pershing LLC	15	USD	76,065	USD	52.00	03/20/20	3,410
IDEXX Laboratories Inc.	Pershing LLC	45	USD	1,175,085	USD	270.00	03/20/20	39,708
Kinder Morgan Inc.	Pershing LLC	180	USD	381,060	USD	20.50	01/17/20	13,640
Kinder Morgan Inc.	Pershing LLC	190	USD	402,230	USD	20.50	02/21/20	14,892
Kinder Morgan Inc.	Pershing LLC	200	USD	423,400	USD	20.25	03/20/20	22,303
Kubota Corp.	Morgan Stanley	720	JPY	124,272,000	JPY	1,700.00	02/21/20	45,836
MAG Silver Corp.	Pershing LLC	225	USD	266,400	USD	12.00	02/21/20	16,741
Marathon Oil Corp.	Pershing LLC	118	USD	160,244	USD	13.00	01/17/20	8,957
Marathon Oil Corp.	Pershing LLC	132	USD	179,256	USD	13.00	03/20/20	16,331
Marathon Petroleum Corp.	Pershing LLC	65	USD	391,625	USD	55.00	01/17/20	36,217
Marathon Petroleum Corp.	Pershing LLC	60	USD	361,500	USD	60.00	02/21/20	17,055
Marathon Petroleum Corp.	Pershing LLC	60	USD	361,500	USD	60.00	03/20/20	21,181
Mowi ASA	Morgan Stanley	40,468	NOK	9,234,798	NOK	207.57	02/21/20	96,664
Mowi ASA	Morgan Stanley	40,000	NOK	9,128,000	NOK	222.50	04/17/20	63,346
Newcrest Mining Ltd.	Morgan Stanley	390	AUD	1,179,866	AUD	38.50	01/17/20	203
Newcrest Mining Ltd.	Morgan Stanley	390	AUD	1,179,866	AUD	33.00	02/21/20	11,014
Newcrest Mining Ltd.	Morgan Stanley	690	AUD	2,087,454	AUD	31.00	03/20/20	57,693
Newmont Goldcorp Corp.	Pershing LLC	465	USD	2,020,425	USD	40.00	01/17/20	162,627
Newmont Goldcorp Corp.	Pershing LLC	389	USD	1,690,205	USD	38.00	02/21/20	219,612
Newmont Goldcorp Corp.	Pershing LLC	410	USD	1,781,450	USD	42.00	02/21/20	96,770
Newmont Goldcorp Corp.	Pershing LLC	490	USD	2,129,050	USD	42.00	03/20/20	132,022
Noble Energy Inc.	Pershing LLC	93	USD	231,012	USD	22.50	01/17/20	22,953
Noble Energy Inc.	Pershing LLC	30	USD	74,520	USD	22.50	02/21/20	8,467
Noble Energy Inc.	Pershing LLC	62	USD	154,008	USD	22.50	03/20/20	19,486
Nutrien Ltd.	Pershing LLC	250	USD	1,197,750	USD	52.00	01/17/20	512
Nutrien Ltd.	Pershing LLC	250	USD	1,197,750	USD	50.00	02/21/20	19,867
Nutrien Ltd.	Pershing LLC	250	USD	1,197,750	USD	50.00	03/20/20	27,961
OceanaGold Corp.	Morgan Stanley	2,600	CAD	663,000	CAD	3.50	02/21/20	10,011
ONEOK Inc.	Pershing LLC	40	USD	302,680	USD	70.00	01/17/20	23,134
ONEOK Inc.	Pershing LLC	40	USD	302,680	USD	70.00	02/21/20	22,040
ONEOK Inc.	Pershing LLC	40	USD	302,680	USD	72.50	03/20/20	16,492
Pan American Silver Corp.	Pershing LLC	160	USD	379,040	USD	19.00	03/20/20	80,735

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2019

		Number of	Notional		Exercise		Expiration	Market
Description	Counterparty	Contracts	Amount		Price		Date	Value
Phillips 66	Pershing LLC	40	USD	445,640	USD	100.00	01/17/20	$45,671
Phillips 66	Pershing LLC	35	USD	389,935	USD	115.00	02/21/20	5,128
Phillips 66	Pershing LLC	40	USD	445,640	USD	113.00	03/20/20	12,719
Pioneer Natural Resources Co.	Pershing LLC	16	USD	242,192	USD	130.00	01/17/20	34,633
Pioneer Natural Resources Co.	Pershing LLC	16	USD	242,192	USD	130.00	02/21/20	36,796
Pioneer Natural Resources Co.	Pershing LLC	17	USD	257,329	USD	150.00	03/20/20	18,063
Pretium Resources Inc.	Pershing LLC	550	USD	612,150	USD	16.00	02/21/20	1,558
Rio Tinto plc, ADR	Pershing LLC	170	USD	1,009,120	USD	53.00	01/17/20	110,779
Rio Tinto plc, ADR	Pershing LLC	170	USD	1,009,120	USD	53.00	02/21/20	116,550
Rio Tinto plc, ADR	Pershing LLC	170	USD	1,009,120	USD	60.00	03/20/20	22,500
Royal Dutch Shell plc, Cl. A	Morgan Stanley	33	GBP	737,550	GBp	2,350.00	01/17/20	1,014
Royal Dutch Shell plc, Cl. A	Morgan Stanley	37	GBP	826,950	GBp	2,300.00	02/21/20	9,228
Royal Dutch Shell plc, Cl. A	Morgan Stanley	41	GBP	916,350	GBp	2,300.00	03/20/20	15,646
Royal Gold Inc.	Pershing LLC	55	USD	672,375	USD	115.00	03/20/20	61,030
Schlumberger Ltd.	Pershing LLC	91	USD	365,820	USD	35.00	01/17/20	48,226
Schlumberger Ltd.	Pershing LLC	100	USD	402,000	USD	34.00	02/21/20	60,530
Schlumberger Ltd.	Pershing LLC	130	USD	522,600	USD	37.00	03/20/20	52,421
Suncor Energy Inc.	Pershing LLC	65	USD	213,200	USD	29.50	01/17/20	21,681
Suncor Energy Inc.	Pershing LLC	75	USD	246,000	USD	32.50	02/21/20	8,992
Suncor Energy Inc.	Pershing LLC	70	USD	229,600	USD	32.00	03/20/20	10,838
Sunoco LP	Pershing LLC	150	USD	459,000	USD	31.00	03/20/20	8,175
TechnipFMC plc	Pershing LLC	85	USD	182,240	USD	24.00	01/17/20	142
TechnipFMC plc	Pershing LLC	85	USD	182,240	USD	22.00	03/20/20	9,322
The Mosaic Co.	Pershing LLC	185	USD	400,340	USD	23.00	02/21/20	12,993
The Williams Companies Inc.	Pershing LLC	110	USD	260,920	USD	24.00	01/17/20	2,978
The Williams Companies Inc.	Pershing LLC	175	USD	415,100	USD	24.00	02/21/20	11,553
The Williams Companies Inc.	Pershing LLC	110	USD	260,920	USD	24.00	03/20/20	7,300
TOTAL SA, ADR	Pershing LLC	80	USD	442,400	USD	51.50	01/17/20	25,071
TOTAL SA, ADR	Pershing LLC	45	USD	248,850	USD	54.00	01/17/20	4,857
TOTAL SA, ADR	Pershing LLC	115	USD	635,950	USD	55.00	02/21/20	13,635
TOTAL SA, ADR	Pershing LLC	125	USD	691,250	USD	55.00	03/20/20	19,420
Tyson Foods Inc., Cl. A	Pershing LLC	150	USD	1,365,600	USD	83.00	01/17/20	121,540
Tyson Foods Inc., Cl. A	Pershing LLC	150	USD	1,365,600	USD	86.00	02/21/20	99,702
Tyson Foods Inc., Cl. A	Pershing LLC	120	USD	1,092,480	USD	90.00	03/20/20	55,487
Valero Energy Corp.	Pershing LLC	40	USD	374,600	USD	84.00	01/17/20	39,144
Valero Energy Corp.	Pershing LLC	43	USD	402,695	USD	84.00	02/21/20	42,006
Valero Energy Corp.	Pershing LLC	40	USD	374,600	USD	95.00	03/20/20	13,735
Wheaton Precious Metals Corp.	Pershing LLC	774	USD	2,302,650	USD	30.00	01/17/20	50,124
Wheaton Precious Metals Corp.	Pershing LLC	435	USD	1,294,125	USD	29.00	02/21/20	77,322
Wheaton Precious Metals Corp.	Pershing LLC	450	USD	1,338,750	USD	29.00	03/20/20	100,219
Zoetis Inc.	Pershing LLC	180	USD	2,382,300	USD	127.00	03/20/20	161,974

TOTAL OTC CALL OPTIONS WRITTEN								$6,309,507

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2019

	Number of	Notional		Exercise		Expiration	Market
Description	Contracts	Amount		Price		Date	Value
Exchange Traded Call Options Written — (1.2)%
AGCO Corp.	75	USD	579,375	USD	80.00	02/21/20	$14,025
AngloGold Ashanti Ltd., ADR	390	USD	871,260	USD	23.00	04/17/20	76,830
Concho Resources Inc.	20	USD	175,140	USD	70.00	01/17/20	35,400
Concho Resources Inc.	20	USD	175,140	USD	65.00	03/20/20	46,900
Continental Gold Inc.	1,420	CAD	759,700	CAD	5.50	01/17/20	1,094
Detour Gold Corp.	770	CAD	1,935,780	CAD	22.50	01/17/20	168,700
Detour Gold Corp.	566	CAD	1,422,924	CAD	23.00	02/21/20	125,531
Diamondback Energy Inc.	20	USD	185,720	USD	95.00	01/17/20	3,400
Diamondback Energy Inc.	20	USD	185,720	USD	80.00	03/20/20	30,000
Endeavour Mining Corp.	150	CAD	367,950	CAD	28.00	01/17/20	1,675
Endeavour Mining Corp.	130	CAD	318,890	CAD	27.00	02/21/20	8,009
Endeavour Mining Corp.	150	CAD	367,950	CAD	30.00	04/17/20	8,952
EOG Resources Inc.	10	USD	83,760	USD	85.00	01/17/20	1,420
IDEXX Laboratories Inc.	45	USD	1,175,085	USD	280.00	01/17/20	1,350
IDEXX Laboratories Inc.	45	USD	1,175,085	USD	260.00	02/21/20	50,400
Kirkland Lake Gold Ltd.	75	USD	330,525	USD	50.00	01/17/20	1,125
Kirkland Lake Gold Ltd.	180	USD	793,260	USD	50.00	04/17/20	34,200
MAG Silver Corp.	225	USD	266,400	USD	12.50	02/21/20	11,250
OceanaGold Corp.	700	CAD	178,500	CAD	3.50	01/17/20	2,156
OceanaGold Corp.	1,400	CAD	357,000	CAD	4.00	01/17/20	1,617
Osisko Gold Royalties Ltd.	387	CAD	488,394	CAD	12.00	01/17/20	22,352
Osisko Gold Royalties Ltd.	387	CAD	488,394	CAD	12.00	02/21/20	31,293
Osisko Gold Royalties Ltd.	387	CAD	488,394	CAD	12.00	03/20/20	37,998
Pan American Silver Corp.	175	USD	414,575	USD	18.00	01/17/20	103,075
Pilgrim’s Pride Corp.	50	USD	163,575	USD	32.00	01/17/20	6,000
Pilgrim’s Pride Corp.	50	USD	163,575	USD	32.00	02/21/20	10,000
Pilgrim’s Pride Corp.	50	USD	163,575	USD	32.00	03/20/20	11,625
Pretium Resources Inc.	175	USD	194,775	USD	8.00	01/17/20	56,000
Pretium Resources Inc.	440	USD	489,720	USD	15.00	01/17/20	2,200
Pretium Resources Inc.	400	USD	445,200	USD	12.00	03/20/20	26,000
Royal Gold Inc.	5	USD	61,125	USD	115.00	01/17/20	3,850
Royal Gold Inc.	40	USD	489,000	USD	120.00	01/17/20	15,680
Royal Gold Inc.	50	USD	611,250	USD	115.00	02/21/20	47,350
SEMAFO Inc.	500	CAD	135,000	CAD	5.00	01/17/20	1,155
SEMAFO Inc.	500	CAD	135,000	CAD	5.00	04/17/20	2,118
SSR Mining Inc.	220	USD	423,720	USD	19.00	01/17/20	16,940
SSR Mining Inc.	220	USD	423,720	USD	15.00	03/20/20	101,200
The Mosaic Co.	185	USD	400,340	USD	32.00	01/17/20	740
The Mosaic Co.	200	USD	432,800	USD	23.00	03/20/20	18,800
Torex Gold Resources Inc.	470	CAD	964,440	CAD	21.00	01/17/20	16,287
Torex Gold Resources Inc.	250	CAD	513,000	CAD	20.00	04/17/20	41,392
VanEck Vectors Gold Miners ETF	365	USD	1,068,720	USD	27.00	01/17/20	89,425

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2019

	Number of	Notional		Exercise		Expiration	Market
Description	Contracts	Amount		Price		Date	Value
VanEck Vectors Gold Miners ETF	561	USD	1,642,608	USD	28.00	02/21/20	$111,078
VanEck Vectors Gold Miners ETF	348	USD	1,018,944	USD	27.00	03/20/20	107,184
VanEck Vectors Gold Miners ETF	595	USD	1,742,160	USD	28.00	03/20/20	138,040
Zoetis Inc.	170	USD	2,249,950	USD	130.00	01/17/20	56,610
Zoetis Inc.	180	USD	2,382,300	USD	120.00	02/21/20	243,000

TOTAL EXCHANGE TRADED CALL OPTIONS WRITTEN							$1,941,426

Exchange Traded Put Options Written — (0.0)%
Energy Select Sector SPDR ETF	400	USD	2,401,600	USD	55.00	01/17/20	$800
Energy Select Sector SPDR ETF	420	USD	2,521,680	USD	55.50	02/21/20	9,870
VanEck Vectors Gold Miners ETF	1,850	USD	5,416,800	USD	24.50	01/17/20	7,400
VanEck Vectors Gold Miners ETF	900	USD	2,635,200	USD	24.00	02/21/20	2,700
VanEck Vectors Gold Miners ETF	900	USD	2,635,200	USD	25.00	02/21/20	5,400
VanEck Vectors Gold Miners ETF	1,840	USD	5,387,520	USD	25.00	03/20/20	29,440

TOTAL EXCHANGE TRADED PUT OPTIONS WRITTEN							$55,610

TOTAL OPTIONS WRITTEN							$8,306,543

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at value (cost $179,415,396)	$166,087,248
Foreign currency, at value (cost $243)	242
Cash	1,334,748
Deposit at brokers	1,456,028
Dividends and interest receivable	190,069
Deferred offering expense	154,060
Prepaid expenses	1,678

Total Assets	169,224,073

Liabilities:
Options written, at value (premiums received $6,807,096)	8,306,543
Payable to brokers	2,578,139
Distributions payable	21,185
Payable for investment advisory fees	131,126
Payable for payroll expenses	26,460
Payable for accounting fees	11,250
Other accrued expenses	147,384

Total Liabilities	11,222,087

Preferred Shares, $0.001 par value, unlimited number of shares authorized:
Series A Cumulative Preferred Shares (5.200%, $25 liquidation value, 1,173,302 shares outstanding)	29,332,550

Net Assets Attributable to Common Shareholders	$128,669,436

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$256,144,700
Total accumulated loss	(127,475,264)

Net Assets	$128,669,436

Net Asset Value per Common Share:
($128,669,436 ÷ 20,902,112 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$6.16

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $145,357)	$2,081,332
Interest	634,869

Total Investment Income	2,716,201

Expenses:
Investment advisory fees	1,549,183
Payroll expenses	113,366
Shareholder communications expenses	99,454
Legal and audit fees	93,944
Trustees’ fees	75,500
Accounting fees	45,000
Dividend expense on securities sold short	36,294
Shareholder services fees	30,382
Custodian fees	24,240
Interest expense	105
Service fees for securities sold short (See Note 2)	1,992
Miscellaneous expenses	85,025

Total Expenses	2,154,485

Less:
Expenses paid indirectly by broker (See Note 3)	(2,270)

Net Expenses	2,152,215

Net Investment Income	563,986

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency:
Net realized loss on investments	(5,205,796)
Net realized loss on securities sold short	(354,409)
Net realized loss on written options	(2,557,336)
Net realized loss on foreign currency transactions	(13,990)

Net realized loss on investments, securities sold short, written options, and foreign currency transactions	(8,131,531)

Net change in unrealized appreciation/depreciation:
on investments	32,317,530
on written options	(1,539,446)
on foreign currency translations	2,294

Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	30,780,378

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency	22,648,847

Net Increase in Net Assets Resulting from Operations	23,212,833

Total Distributions to Preferred Shareholders	(1,525,110)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$21,687,723

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
Operations:
Net investment income	$563,986	$1,264,458
Net realized gain/(loss) on investments, securities sold short, written options, and foreign currency transactions	(8,131,531)	6,823,687
Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	30,780,378	(23,241,883)

Net Increase/(Decrease) in Net Assets Resulting from Operations	23,212,833	(15,153,738)

Distributions to Preferred Shareholders:
Accumulated earnings	(979,208)	(1,247,890)
Return of capital	(545,902)	(311,810)

Total Distributions to Preferred Shareholders	(1,525,110)	(1,559,700)

Net Increase/(Decrease) in Net Asset Attributable to Common Shareholders Resulting from Operations	21,687,723	(16,713,438)

Distributions to Common Shareholders:
Return of capital	(12,537,566)	(12,538,506)

Total Distributions to Common Shareholders	(12,537,566)	(12,538,506)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	43,666	—
Net increase in net assets from repurchase of preferred shares	24,115	49,793
Net decrease from repurchase of common shares	(14,314)	—

Net Increase in Net Assets from Fund Share Transactions	53,467	49,793

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	9,203,624	(29,202,151)

Net Assets Attributable to Common Shareholders:
Beginning of year	119,465,812	148,667,963

End of year	$128,669,436	$119,465,812

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2019	2018	2017	2016		2015
Operating Performance:
Net asset value, beginning of year	$5.72	$7.11	$7.14	$6.49		$8.75

Net investment income	0.03	0.06	0.05	0.01		0.02
Net realized and unrealized gain/(loss) on investments, securities sold short, written options, and foreign currency transactions	1.08	(0.78)	0.59	1.47		(1.44)

Total from investment operations	1.11	(0.72)	0.64	1.48		(1.42)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.05)	(0.06)	(0.01)	—		—
Return of capital	(0.02)	(0.01)	—	—		—

Total distributions to preferred shareholders	(0.07)	(0.07)	(0.01)	—		—

Distributions to Common Shareholders:
Net investment income	—	—	(0.06)	(0.03)		(0.01)
Return of capital	(0.60)	(0.60)	(0.54)	(0.81)		(0.83)

Total distributions to common shareholders	(0.60)	(0.60)	(0.60)	(0.84)		(0.84)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.00 (b)	—	0.00 (b)	0.01		0.00 (b)
Increase in net asset value from repurchase of common shares	0.00 (b)	—	—	—		—
Increase in net asset value from repurchase of preferred shares	0.00 (b)	0.00 (b)	—	—		—
Offering costs for preferred shares charged to paid-in capital	—	—	(0.06)	—		—

Total fund share transactions	0.00 (b)	0.00 (b)	(0.06)	0.01		0.00 (b)

Net Asset Value, End of Year	$6.16	$5.72	$7.11	$7.14		$6.49

NAV total return†	19.04%	(11.75)%	8.29%	23.53%		(17.57)%

Market value, end of year	$5.96	$4.95	$6.71	$6.67		$5.73

Investment total return††	33.64%	(18.56)%	9.59%	31.52%		(19.98)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$158,002	$149,051	$178,668	—		—
Net assets attributable to common shares, end of year (in 000’s)	$128,669	$119,466	$148,668	$149,032		$135,914
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	0.45%	0.93%	0.74%	0.20%		0.21%
Ratio of operating expenses to average net assets attributable to common shares(c)(d)(e)	1.72%	1.68%	1.38%	1.37	%(f)	1.36%
Portfolio turnover rate	108.6%	166.9%	237.9%	183.0%		58.0%

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Cumulative Preferred Shares:
5.200% Series A Preferred(g)
Liquidation value, end of year (in 000’s)	$29,333	$29,585	$30,000	—	—
Total shares outstanding (in 000’s)	1,173	1,183	1,200	—	—
Liquidation preference per share	$25.00	$25.00	$25.00	—	—
Average market value(h)	$24.66	$23.56	$24.92	—	—
Asset coverage per share	$134.66	$125.95	$148.89	—	—
Asset Coverage	539%	504%	596%	—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2019, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(d)

Ratio of operating expenses to average net assets including liquidation value of preferred shares for the years ended December 31, 2019, 2018, and 2017, would have been 1.39%, 1.38%, and 1.33%, respectively.

(e)

Ratio of operating expenses to average net assets attributable to common shares excluding interest and dividend expense and service fees on securities sold short for the years ended December 31, 2019, 2018, 2017, and 2016 was 1.69%, 1.67%, 1.36%, and 1.36%, respectively, and 1.36%, 1.37%, and 1.31% including liquidation value of preferred shares for the years ended December 31, 2019, 2018, and 2017. For the year ended December 31, 2015, the effect on the expense ratios was minimal.

(f)

For the year ended December 31, 2016, the ratio of operating expenses to average net assets excluded dividend expense and service fees on securities sold short. Including dividend expense and service fees on securities sold short, for the year ended December 31, 2016, the ratio of operating expenses to average net assets would have been 1.39%.

(g)	The 5.200% Series A was issued October 26, 2017.
(h)	Based on weekly prices.

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements

1. Organization. The GAMCO Natural Resources, Gold & Income Trust (the Fund) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on June 26, 2008 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Investment operations commenced on January 27, 2011.

The Fund’s primary investment objective is to provide a high level of current income from interest, dividends, and option premiums. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund will attempt to achieve its objectives, under normal market conditions, by investing at least 80% of its assets in equity securities of companies principally engaged in the natural resources and gold industries. As part of its investment strategy, the Fund intends to generate current income from short term gains through an option strategy of writing (selling) covered call options of the equity securities in its portfolio. The Fund may invest in the securities of companies located anywhere in the world.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Metals and Mining	$68,362,922	$3,947,761	$72,310,683
Other Industries (a)	70,289,450	—	70,289,450
Total Common Stocks	138,652,372	3,947,761	142,600,133
Rights (a)	—	67,500	67,500
Convertible Corporate Bonds (a)	—	861,884	861,884
U.S. Government Obligations	—	22,555,261	22,555,261
Exchange Traded Call Options Purchased	—	2,470	2,470
TOTAL INVESTMENTS IN SECURITIES	$138,652,372	$27,434,876	$166,087,248
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(1,792,572)	$(6,458,361)	$(8,250,933)
Put Options Written	(38,340)	(17,270)	(55,610)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(1,830,912)	$(6,475,631)	$(8,306,543)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no level 3 investments at December 31, 2019 or 2018.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current ids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2019, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2019 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts during the year ended December 31, 2019 had an average monthly market value of approximately $9,545,794.

At December 31, 2019, the Fund’s derivative liabilities (by type) were as follows:

	Gross Amounts of	Gross Amounts
	Recognized Liabilities	Available for	Net Amounts of
	Presented in the	Offset in the	Liabilities Presented in
	Statement of	Statement of Assets	the Statement of
	Assets and Liabilities	and Liabilities	Assets and Liabilities
Liabilities
OTC Equity Written Options	$6,309,507	—	$6,309,507

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund as of December 31, 2019:

		Net Amounts Not Offset in the Statement of
		Assets and Liabilities
	Net Amounts of
	Liabilities Presented in
	the Statement of Assets	Securities Pledged	Cash Collateral
	and Liabilities	as Collateral	Pledged	Net Amount
Counterparty
Pershing LLC	$5,988,723	$(5,988,723)	—	—
Morgan Stanley	320,784	(320,784)	—	—

Total	$6,309,507	$(6,309,507)	—	—

As of December 31, 2019, the value of options purchased that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, within investments at value. The value of equity options written can be found in the Statement of Assets and Liabilities, under Liabilities, Options written, at value. For the year ended December 31, 2019, the effect of options purchased with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency, within Net realized loss on investments and Net change in unrealized appreciation/depreciation on investments. The effect of equity options written can be found in the Statement of Operations under Net Realized and Unrealized Gain/Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency, within Net realized loss on written options, and Net change in unrealized appreciation/depreciation on written options.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. For the year ended December 31, 2019, the Fund incurred $1,992 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2019, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. For the restricted securities the Fund held at December 31, 2019, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, capital dividends on securities sold short, and reclassification of capital gain on investments in passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2019, reclassifications were made to decrease paid-in capital by $52, with an offsetting adjustment to total accumulated loss.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.200% Series A Cumulative Preferred Shares (Series A Preferred) are accrued on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2019 and 2018 was as follows:

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Common	Preferred	Common	Preferred

Distributions paid from:

Ordinary income	—	$979,208	—	$1,247,890
Return of capital	$12,537,566	545,902	$12,538,506	311,810

Total distributions paid	$12,537,566	$1,525,110	$12,538,506	$1,559,700

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(100,439,114)
Net unrealized depreciation on investments, written options, and foreign currency translations	(26,994,756)
Other temporary diffferences*	(41,394)

Total	$(127,475,264)

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables and disallowed expenses from underlying partnerships.

At December 31, 2019, the Fund had net long term capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders for an unlimited period. These capital losses will retain their character as short term or long term capital losses.

Short term capital loss carryforward with no expiration	$110,481
Long term capital loss carryforward with no expiration	100,328,633

Total long term capital loss carryforward post-effective with no expiration	$100,439,114

At December 31, 2019, the temporary differences between book basis and tax basis unrealized appreciation/depreciation were primarily due to deferral of losses from wash sales for tax purposes and mark-to market adjustments on investments in passive foreign investment companies.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments, written options, and the related net unrealized depreciation at December 31, 2019:

		Gross	Gross
	Cost/	Unrealized	Unrealized	Net Unrealized
	Premiums	Appreciation	Depreciation	Depreciation
Investments and derivative instruments	$184,775,737	$8,587,190	$(35,582,222)	$(26,995,032)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2019, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2019, the Fund paid $33,902 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,270.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2019, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2019, the Fund accrued $113,366 in Payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $151,093,776 and $158,437,116, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2019, the Fund repurchased and retired 2,800 of its common shares at an investment of $14,314 and an average discount of approximately 13.96% from its NAV. During the year ended December 31, 2018, the Fund did not repurchase any common shares.

Transactions in common shares of beneficial interest for the years ended December 31, 2019:

	Year Ended
	December 31, 2019
	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	7,402	$43,666
Net decrease from repurchase of common shares	(2,800)	(14,314)

Net increase	4,602	$29,352

As of December 31, 2019, after considering the Series A Preferred offering, the Fund has approximately $170 million available for issuance of common or preferred shares under the current shelf registration.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of $0.001 par value Preferred Shares. On October 26, 2017, the Fund issued 1,200,000 shares of 5.200% Series A Cumulative Preferred Shares (Series A Preferred), receiving $28,851,132, after the deduction of offering expenses of $203,868 and underwriting fees of $945,000. The liquidation value of the Series A Preferred is $25 per share. The Series A Preferred has an annual dividend rate of 5.200%. The Series A Preferred is non callable before October 26, 2022. The Board has authorized the repurchase of the Series A Preferred in the open market at prices less than $25 liquidation value per share. During the years ended December 31, 2019 and 2018, the Fund repurchased and retired 10,098 and 16,600 of the Series A Preferred shares in the open market at an investment of $228,335 and $365,207 and an average discount of approximately 9.59% and 12.04% from its liquidation preference, respectively. At December 31, 2019, 1,173,302 shares were outstanding and accrued dividends amounted to $21,185.

The Series A Preferred is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series A Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally,

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and, under certain circumstances, are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO Natural Resources, Gold & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

GAMCO Natural Resources, Gold & Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GAMCO Natural Resources, Gold & Income Trust (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 27, 2020

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

GAMCO Natural Resources, Gold & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Natural Resources, Gold & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Trustee	During Past Five Years	Held by Trustee[3]

INDEPENDENT TRUSTEES[4]:

Anthony S. Colavita[5]	Since 2018**	18	Attorney, Anthony S. Colavita, P.C.	—
Trustee
Age: 58

James P. Conn Trustee Age: 81	Since 2008***	24	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Trustee Age: 76	Since 2008***	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Frank J. Fahrenkopf, Jr.[5] Trustee Age: 80	Since 2008**	12	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

William F. Heitmann Trustee Age: 70	Since 2011**	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director and Audit Chair of Syncreon (contract logistics provider)

Michael J. Melarkey Trustee Age: 70	Since 2008*	21	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura[6] Trustee Age: 51	Since 2008***	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthonie C. van Ekris[5] Trustee Age: 85	Since 2008*	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[6,7] Trustee Age: 74	Since 2008**	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

GAMCO Natural Resources, Gold & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2011	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

GAMCO Natural Resources, Gold & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

Molly A.F. Marion Vice President and Ombudsman Age: 65	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President of GAMCO Investors, Inc. since 2012

David I. Schachter Vice President and Ombudsman Age: 66	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1999-2015) of G.research, LLC

Carter W. Austin Vice President Age: 53	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2022 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

4	Trustees who are not interested persons are considered “Independent” Trustees.
5

Mr. Colavita’s father, Anthony J. Colavita, and Mr. Fahrenkopf’s daughter, Leslie F. Foley, serve as directors of other funds in the Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

6	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.
7

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

GAMCO Natural Resources, Gold & Income Trust

Board Consideration and Re-Approval of Advisory Agreement (Unaudited)

At its meeting on November 14, 2019, the Board of Trustees (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser, and the portfolio managers, the scope of supervisory, administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund for the one, three, and five year periods (as of September 30, 2019) against a peer group of eight other comparable funds prepared by the Adviser (the “Adviser Peer Group”) and against a larger peer group of 35 closed-end funds constituting the Fund’s Lipper category (Options Arbitrage/Options Strategies and Sector Equity Closed-End Funds) (the “Lipper Peer Group”). The Independent Board Members noted that the Fund’s performance was in the second quartile for the one year period against both the Adviser Peer Group and the Lipper Peer Group and lowest quartile for the three and five year periods measured against both the Adviser Peer Group and the Lipper Peer Group. However, the Independent Board Members also noted that the Fund’s option writing strategy had performed well recently. In this regard, the Independent Board Members noted that the Fund’s underperformance relative to available peers in the Adviser Peer Group and the Lipper Peer Group was attributable to its particular sector focus and the challenging market environment for the natural resources and precious metals sectors over the applicable measurement periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and the Lipper Peer Group. The Independent Board Members noted that the advisory fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund was smaller than average within the peer groups and that its expense ratios were higher than the average within each peer group. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Board recognized that the Adviser and its affiliates did not manage other accounts with similar strategies that had fees lower than those charged for the Fund.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services and that its recent performance measured against the limited universe of other funds that invest in one or more of its sectors and utilize a covered call options writing strategy

GAMCO Natural Resources, Gold & Income Trust

Board Consideration and Re-Approval of Advisory Agreement (Unaudited) (Continued)

was acceptable. The Independent Board Members concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on the evaluation of all these factors and did not consider any one factor as all-important or controlling.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2019

Cash Dividends and Distributions
		Ordinary		Total Amount	Dividend
Payable	Record	Investment	Return of	Paid	Reinvestment
Date	Date	Income	Capital (a)	Per Share	Price

Common Shares
01/24/19	01/16/19	—	$0.05000	$0.05000	$5.46050
02/21/19	02/13/19	—	0.05000	0.05000	5.71200
03/22/19	03/15/19	—	0.05000	0.05000	5.61050
04/23/19	04/15/19	—	0.05000	0.05000	5.56910
05/23/19	05/16/19	—	0.05000	0.05000	5.47130
06/21/19	06/14/19	—	0.05000	0.05000	5.71720
07/24/19	07/17/19	—	0.05000	0.05000	5.88510
08/23/19	08/16/19	—	0.05000	0.05000	5.72830
09/23/19	09/16/19	—	0.05000	0.05000	5.99300
10/24/19	10/17/19	—	0.05000	0.05000	5.90000
11/21/19	11/14/19	—	0.05000	0.05000	5.76650
12/20/19	12/13/19	—	0.05000	0.05000	6.00060

		—	$0.60000	$0.60000

5.2000% Series A Cumulative Preferred Stock
03/26/19	03/19/19	$0.22720	$0.09780	$0.32500
06/26/19	06/19/19	0.22720	0.09780	0.32500
09/26/19	09/19/19	0.22720	0.09780	0.32500
12/26/19	12/18/19	0.22720	0.09780	0.32500

		$0.90880	$0.39120	$1.30000

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2019 tax returns. Ordinary distributions may include net investment income, realized net short term capital gains, and foreign tax paid. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2019, the Fund paid to preferred shareholders ordinary income dividend of $0.90880 per share. For 2019, 98.20% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 18.56% of ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2019 derived from U.S. Government securities was 11.01%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2019. The percentage of U.S. Government securities held as of December 31, 2019 was 13.58% of total investments.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2019

Historical Distribution Summary

		Short Term	Long Term		Foreign	Total	Adjustment
	Investment	Capital	Capital	Return of	Tax	Distributions	to Cost
	Income (b)	Gains (b)	Gains	Capital (a)	Credit (c)	(d)	Basis (e)

Common Shares
2019	—	—	—	$0.60000	—	$0.60000	$0.60000
2018	—	—	—	0.60000	—	0.60000	0.60000
2017	$0.06360	—	—	0.53640	—	0.60000	0.53640
2016	0.02400	—	—	0.81600	—	0.84000	0.81600
2015	0.01200	—	—	0.82800	—	0.84000	0.82800
2014	0.02280	—	—	1.05720	—	1.08000	1.05720
2013	0.07110	—	—	1.42890	$(0.01020)	1.48980	1.42890
2012	0.12030	$1.04790	$0.04380	0.46800	(0.01740)	1.66260	0.46800
2011	0.04770	0.86670	—	0.34560	—	1.26000	0.34560

5.2000% Cumulative Preferred Stock
2019	$0.98880	—	—	$0.39120	$(0.08000)	$1.30000	$0.39120
2018	1.04000	—	—	0.26000	—	1.30000	0.26000
2017	0.21667	—	—	—	—	0.21667	—

(a)	Non-taxable.
(b)	Taxable as ordinary income for Federal tax purposes.
(c)	Per share ordinary investment income and investment income are grossed up for the foreign tax credit.
(d)	Total amounts may differ due to rounding.
(e)	Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of GAMCO Natural Resources, Gold & Income Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the Plan). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (AST) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

GAMCO Natural Resources, Gold & Income Trust

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Amex, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates $0.75 per share, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is a pro rata share of the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The GAMCO Natural Resources, Gold & Income Trust (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, that is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, serves as a portfolio manager of Gabelli Funds, LLC, and manages several funds within the Gabelli/GAMCO Fund Complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabeli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGNTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

GAMCO NATURAL RESOURCES, GOLD

& INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES

Anthony S. Colavita

Attorney,

Anthony S. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

William F. Heitmann

Former Senior Vice President

of Finance,

Verizon Communications, Inc.

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Molly A.F. Marion

Vice President & Ombudsman

David I. Schachter

Vice President & Ombudsman

Carter W. Austin

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

GNT Q4/2019

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that William F. Heitmann is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,636 for 2018 and $38,636 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $55,370 for 2018 and $55,550 for 2019. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2019. All other fees represent services provided in review of registration statements and performing strategic analysis work.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf, Jr., William F. Heitmann, and Salvatore J. Zizza.

(d)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised: October 23, 2019

INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an

Revised: October 23, 2019

INTERNAL USE ONLY

opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.	Client Retention of Voting Rights

Revised: October 23, 2019

INTERNAL USE ONLY

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

Revised: October 23, 2019

INTERNAL USE ONLY

Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1.     Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2.     Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.     Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4.     VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.     If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

Revised: October 23, 2019

INTERNAL USE ONLY

●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.     In the case of a proxy contest, records are maintained for each opposing entity.

7.     Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: October 23, 2019

INTERNAL USE ONLY

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications
●	Nominating committee in place
●	Number of outside directors on the board
●	Attendance at meetings
●	Overall performance

Selection of Auditors

Revised: October 23, 2019

INTERNAL USE ONLY

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

●	Amount of stock currently authorized but not yet issued or reserved for stock option plans

Revised: October 23, 2019

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●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Revised: October 23, 2019

INTERNAL USE ONLY

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Revised: October 23, 2019

INTERNAL USE ONLY

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

Revised: October 23, 2019

INTERNAL USE ONLY

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation
●	Management history of responsiveness to shareholders
●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.
●	Kind of stock to be awarded, to whom, when and how much.
●	Method of payment.
●	Amount of stock already authorized but not yet issued under existing stock plans.
●	The successful steps taken by management to maximize shareholder value.

Revised: October 23, 2019

INTERNAL USE ONLY

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: October 23, 2019

INTERNAL USE ONLY

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

A portfolio team manages The GAMCO Natural Resources, Gold & Income Trust, (the Fund). The individuals listed below are those who are primarily responsible for the day to day management of the Fund.

Caesar M. P. Bryan joined GAMCO Asset Management Inc. in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, and serves as a portfolio manager of Gabelli Funds, LLC and manages another fund within the Gabelli/GAMCO Fund complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2019. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Caesar M.P. Bryan	Registered Investment Companies:	5	$1.2 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	21	$135.2 million	0	$0

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Vincent Hugonnard-Roche	Registered Investment Companies:	1	$759.0 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	6	$1.7 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Caesar M.P. Bryan, Vincent Hugonnard-Roche each owned $1 - $10,000 and $1 - $10,000, respectively, of shares of the Trust as of December 31, 2019.

(b)         Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1
07/01/2019	Common – N/A	Common – N/A	Common – N/A	Common – 20,894,710
through 07/31/2019	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,173,302

Month #2
08/01/2019	Common – N/A	Common – N/A	Common – N/A	Common – 20,894,710
through 08/31/2019	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,173,302

Month #3
09/01/2019	Common – N/A	Common – N/A	Common – N/A	Common – 20,894,710
through 09/30/2019	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,173,302

Month #4
10/01/2019	Common – N/A	Common – N/A	Common – N/A	Common – 20,902,112
through 10/31/2019	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,173,302

Month #5
11/01/2019	Common – N/A	Common – N/A	Common – N/A	Common – 20,902,112
through 11/30/2019	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,173,302

Month #6
12/01/2019	Common – N/A	Common – N/A	Common – N/A	Common – 20,902,112
through 12/31/2019	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,173,302

	Common – N/A	Common – N/A	Common – N/A

Total	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               GAMCO Natural Resources, Gold & Income Trust

By (Signature and Title)*         /s/ Bruce N. Alpert

                                           Bruce N. Alpert, Principal Executive Officer

Date                                           March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/ Bruce N. Alpert

                                           Bruce N. Alpert, Principal Executive Officer

Date                                           March 6, 2020

By (Signature and Title)*         /s/ John C. Ball

                                           John C. Ball, Principal Financial Officer and Treasurer

Date                                           March 6, 2020

* Print the name and title of each signing officer under his or her signature.